OTHER NON-CURRENT ASSETS	12 Months Ended
Dec. 31, 2025
Deferred Costs, Capitalized, Prepaid, and Other Assets Disclosure [Abstract]
OTHER NON-CURRENT ASSETS

11. OTHER NON-CURRENT ASSETS

Other non-current assets consist of the following:

	As of December 31,
	2024	2025
	RMB	RMB

Prepayment of commercial properties (1)	78,000	78,000
Less: impairment loss for long-lived assets (Note 2.17)	(26,090)	(26,090)
Subtotal	51,910	51,910
Long-term loan receivables (Note 6)
- Unsecured (2)	40,000	36,530
Long-term receivables from disposal of a subsidiary (Note 6)	9,137	6,337
Others	5,308	4,806
Less: allowance for credit losses	(28,305)	(7,564)
Total other non-current assets	78,050	92,019

(1)	In 2020, the Group purchased commercial properties from a third party and paid the full amount in advance with consideration of US$ 11.25 million (equivalent RMB 78,000). As of December 31, 2025, the properties are under construction and expected to be handed over to the Group by the end of 2028.

(2)

As of December 31, 2025, two loan receivables, with total amount of RMB 40,000, would be collected within one year according repayment schedule in loan agreement, which were classified as prepaid expense and other current assets (Note 6).

In October 2025, the company entered into a three-year loan agreement with a third-party company to support its daily operation. The loan with principal amount of RMB 36,300 has an interest rate of 3% per annum. According to the loan agreement, the principal and interest will be repaid together in 2028. As of December 31, 2025, total allowance for credit losses of unsecured loan receivable was RMB 1,228.